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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File Nos. 333-68350 and 333-83819) and Form S-8 (File Nos. 333-37632, 33-53723, 33-35476, 33-35478, 33-71134, 33-53723, and 333-83819)
of Cabot Oil & Gas Corporation of our report dated February 15, 2002 relating to the consolidated financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Houston, Texas
February 22, 2002